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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                       TELESTONE TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   033-15096                  84-1111224
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)


                    Floor 6, Saiou Plaza, No. 5 Haiying Road
                             Fengtai Technology Park
                   Beijing, People's Republic of China 100070
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (86-10) 8367-0505







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ITEM     2.02.  Results of Operations and Financial Condition

         On May 17, 2005, Telestone Technologies Corporation (the "Company") announced via press release the Company's reported results of operations for the quarter ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.

ITEM     9.01.   Exhibits

Exhibit
Number                           Description of Exhibit
-------           --------------------------------------------------------------
 99.1             Press Release dated May 17, 2005 reporting  operating  results for the quarter ended March 31, 2005.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on May 17, 2005 on its behalf by the undersigned, thereto duly authorized.

                                              Telestone Technologies Corporation


                                              By: /s/ Han Daqing
                                                 -------------------------------
                                                 Han Daqing, President





















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                                INDEX OF EXHIBITS

Exhibit
Number                           Description of Exhibit
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 99.1             Press Release dated May 17, 2005 reporting  operating  results for the quarter ended March 31, 2005.



























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